UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 7, 2005


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                   62-1386759
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                   File No.)            Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri                    64804
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    (Address of principal executive offices)                       (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              -----------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

         On July 7, 2005, SiriCOMM, Inc. (the "Registrant") consummated the private sale of its securities to ten (10) investors, including Sunflower Capital, LLC a limited liability company managed by William P. Moore a director of the Registrant. The securities sold consisted of units comprised of shares of the Registrant's common stock (the "Shares") and warrants to purchase shares of the Registrant's common stock (the "Warrants"). At the closing, the Registrant sold an aggregate of 267,833 units at an aggregate purchase price of approximately $401,750 or $1.50 per unit. At the closing the Registrant delivered an aggregate of 267,833 Shares and delivered Warrants to purchase an additional 267,833 shares of the Registrant's common stock.

         The Warrants entitle the holder to purchase shares of the Registrant's common stock reserved for issuance thereunder (the "Warrant Shares") for a period of five years from the date of issuance at an exercise price of $2.50 per share. The Warrants contain certain anti-dilution rights and are redeemable by the Registrant, in whole or in part, on terms specified in the Warrants.

         In a separate transaction also consummated on April 11, 2005 the Registrant sold 25,850 warrants to Sunflower Capital, LLC at a purchase price of $3,333.50 or approximately $.13 per warrant. These warrants entitle the holder to purchase shares of the Registrant's common stock reserved for issuance thereunder for a period of five (5) years from the date of issuance at an exercise price of $3.00 per share. These warrants contain certain anti-dilution rights and are redeemable by the Registrant, in whole or in part, on terms specified in these warrants.

         The securities discussed above were offered and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder. Such securities were sold exclusively to accredited investors as defined by Rule 501(a) under the Act.

Item 9.01 Financial Statements and Exhibits

         c) Exhibits

                  10.1 Form of Subscription Agreement
                  10.2 Form of Common Stock Purchase Warrant ($2.50 exercise price)
                  10.3 Warrant Agreement between the Registrant and Sunflower
                       Capital LLC
                  10.4 Common Stock Purchase Warrant ($3.00 exercise price)

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SIRICOMM,  INC.
                                                      (Registrant)


Date: July 11, 2005                                   By: /s/ J. Richard Iler
                                                         -----------------------
                                                         J. Richard Iler,
                                                         Chief Financial Officer

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